Sub-Item 77Q1(g)

Form of Agreement and Plan of Reorganization.  Incorporated herein by reference to the Registrant's Registration Statement on Form N-14 filed with the Securities and Exchange Commission on March 18, 2008 (Accession
Number 0001145443-09-000521).